UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021

Crescent Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-38825	82-3447941
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA		90025
(Address of principal executive offices)		(Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	CRSAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Equity Incentive Plan

On June 16, 2021, in connection with a special meeting in lieu of the 2021 annual meeting of stockholders (the “Meeting”), stockholders of Crescent Acquisition Corp (the “Company”) approved the LiveVox Holdings, Inc. 2021 Equity Incentive Plan (the “Incentive Plan”). Subject to adjustment provisions in the Incentive Plan, the maximum aggregate number of shares authorized for issuance under the Incentive Plan is 9,770,000 shares (the “Share Reserve”) which is approximately equal to 10% of the outstanding shares of the Company’s common stock on a fully diluted basis as of the closing of the Business Combination (as defined below). Such shares shall consist of authorized but unissued or reacquired shares or any combination thereof. The Share Reserve will automatically increase on January 1st of each year beginning in 2022 and ending with a final increase on January 1, 2031, in an amount equal to 5% of the total number of shares of the Company’s common stock outstanding on December 31st of the preceding calendar year. The Company’s Board of Directors (the “Board”) may provide that there will be no January 1st increase in the Share Reserve for any such year or that the increase in the Share Reserve for any such year will be a smaller number of shares of the Company’s common stock than would otherwise occur pursuant to the preceding sentence.

A summary of the Incentive Plan is included in the section entitled “Proposal No. 5—Approval of the 2021 Equity Incentive Plan, Including the Authorization of the Initial Share Reserve Under The 2021 Equity Incentive Plan” beginning on page 208 of our definitive proxy statement (the “Proxy Statement”) for the Meeting filed with the Securities and Exchange Commission (the “Commission”) on May 14, 2021, which is incorporated herein by reference, which summary is qualified in all respects by the full text of the Incentive Plan, the form of which is included as Annex H to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Meeting on June 16, 2021 at 10:00 a.m., Pacific Time, virtually via the Internet, at which holders of 21,361,640 shares of the Company’s common stock (consisting of 15,111,640 shares of Class A common stock (“Class A Stock”) and 6,250,000 shares of Class F common stock (“Class F Stock”)) were present virtually or represented by proxy, representing approximately 68.4% of the Company’s common stock outstanding and entitled to vote as of the record date of May 10, 2021, and constituting a quorum for transaction of business. Each of the proposals listed below is described in more detail in the Proxy Statement beginning on page 153, which is incorporated herein by reference.

The final voting results for each matter submitted to a vote of the Company stockholders at the Meeting are set forth below:

1.

The Business Combination Proposal: To adopt the Agreement and Plan of Merger, dated as of January 13, 2021 (the “Merger Agreement”), by and among the Company, Function Acquisition I Corp, Function Acquisition II LLC, LiveVox Holdings, Inc. (“LiveVox”), and GGC Services Holdco, Inc., solely in its capacity as the representative, agent and attorney-in-fact of the stockholder of LiveVox Holdings, Inc., and approve the transactions contemplated thereby (such transactions, the “Business Combination”).

For	Against	Abstain	Broker Non-Votes
19,582,642	1,778,997	1	N/A

2.

The Nasdaq Proposal: To approve, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination.

For	Against	Abstain	Broker Non-Votes
18,960,255	1,781,186	620,199	N/A

3.

The Charter Proposals: To approve the following seven proposals in adopting the Second Amended and Restated Certificate of Incorporation of the Company, to be effective upon the closing of the Business Combination:

a.	To eliminate the Class F common stock of the Company, and increase the number of authorized shares of preferred stock of the Company from 5,000,000 to 25,000,000.

For	Against	Abstain	Broker Non-Votes
18,862,638	1,878,073	620,929	N/A

b.

To increase the number of directors of the Company to eleven initially and thereafter to be determined by the Board and to amend the required affirmative vote of holders of capital stock of the Company to remove a director from office from a majority to two-thirds of the voting power of all then outstanding shares and entitled to vote thereon.

For	Against	Abstain	Broker Non-Votes
18,085,037	2,625,980	650,623	N/A

c.

To provide that the Company will not be governed by Section 203 of the Delaware General Corporations Law (the “DGCL”), which amendment will become effective twelve months after the Second Amended and Restated Certificate of Incorporation is filed and becomes effective.

For	Against	Abstain	Broker Non-Votes
19,039,820	1,661,489	660,331	N/A

d.

To provide that amendments to Article Five, Article Six, Article Seven, Article Nine, Article Ten and Article Eleven of the Seconded Amended and Restated Certificate of Incorporation or to the bylaws of the Company require, prior to the first date (the “Amendment Trigger Date”) on which certain entities affiliated with Golden Gate Capital (collectively, “GGC”) cease to beneficially own in the aggregate (directly or indirectly) at least 50% of the Voting Stock (as defined in the Second Amended and Restated Certificate of Incorporation), the approval by affirmative vote of the holders of at least a majority of the voting power of the capital stock of the Company entitled to vote to make amendments, and after the Amendment Trigger Date, the approval by affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Company.

For	Against	Abstain	Broker Non-Votes
18,096,508	2,612,243	652,889	N/A

e.

Provide that so long as GGC beneficially owns in the aggregate (directly or indirectly) at least 30% or more of the voting power of capital stock of the Company, the directors nominated by GGC shall be entitled to designate the chairperson of the Board and that that so long as GGC beneficially owns in the aggregate (directly or indirectly) at least 35% or more of the voting power of the capital stock of the Company, any action that is required or permitted to be taken by stockholders may be taken without a meeting by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock entitled to vote thereon were present and voted and the chairperson of the Board may call a special meeting of the stockholders by written request of the holders of a majority of the voting power of the then outstanding shares of voting stock.

For	Against	Abstain	Broker Non-Votes
19,034,057	1,697,116	630,467	N/A

f.

Change the Company’s name to LiveVox Holdings, Inc., change the purpose of the Company to “engage in any lawful act or activity for which a corporation may be organized under the DGCL,” remove provisions relating to the Company’s status as a blank check company that will be no longer applicable following the Business Combination and remove waivers regarding the doctrine of corporate opportunity.

For	Against	Abstain	Broker Non-Votes
19,042,708	1,660,090	658,842	N/A

g.

Provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other claim for which the federal courts have exclusive jurisdiction.

For	Against	Abstain	Broker Non-Votes
19,050,267	1,660,965	650,408	N/A

4.

The Director Election Proposals: To elect the following eleven directors to serve staggered terms on our Board until, for Class I directors, the 2022, for Class II directors, the 2023 and, for Class III directors, the 2024 annual meetings of the stockholders, and until their respective successors are duly elected and qualified: Class I Directors: Leslie C.G. Campbell, Louis Summe and Marcello Pantuliano; Class II Directors: Todd Purdy, Doug Ceto, Stewart Bloom and Susan Morisato; and Class III Directors: Robert Beyer, Bernhard Nann, Rishi Chandna and Kathleen Pai.

For	Against	Abstain	Broker Non-Votes
18,928,531	1,779,283	653,826	N/A

5.	The Incentive Plan Proposal: To approve the LiveVox Holdings, Inc. 2021 Equity Incentive Plan, including the authorization of the initial share reserve thereunder.

For	Against	Abstain	Broker Non-Votes
17,995,821	2,736,228	629,591	N/A

6.

The Adjournment Proposal: To approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the other proposals at the Meeting.

For	Against	Abstain	Broker Non-Votes
18,956,973	1,744,090	660,577	N/A

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

On June 17, 2021, the Company issued a press release announcing the results of the Meeting and related matters. The press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

Item 8.01 Other Events.

In connection with the Business Combination Proposal, stockholders of the Company elected to redeem an aggregate of 15,321,467 shares of Class A Stock (the “Redemptions”).

The Merger Agreement provides that the obligation of each of the Company and LiveVox to consummate the Business Combination is conditioned on, among other things, a requirement that the total cash proceeds available in the transaction equal or exceed $250,000,000 (the “Minimum Cash Condition”). As a result of the Redemptions, each of the Company and LiveVox agreed to waive the Minimum Cash Condition.

To further enhance liquidity by increasing cash available to the Company following the closing of the Business Combination, the parties to the Merger Agreement agreed that any consideration that would otherwise be payable as cash pursuant to the Merger Agreement would instead be payable in the form of Class A Stock valued at $10.00 per share, and the cash will remain on the combined company’s balance sheet at the closing of the Business Combination.

In connection therewith, to reduce dilution of the Company’s outstanding capital stock, CFI Sponsor LLC (the “Sponsor”) agreed to forfeit 200,000 shares of Class F Stock that it currently holds effective as of and contingent upon the closing of the Business Combination.

The parties to the Share Escrow Agreement, dated as of January 13, 2021, by and among the Company, the Sponsor and the other parties thereto, agreed to reduce by 200,000 the number of shares of Class A Stock (as such stock will exist following its conversion from Class F Stock at the time of the Business Combination) that the Sponsor would otherwise place into escrow at the time of the Business Combination to be released if the volume weighted average share price of the Class A Stock equals or exceeds $17.50 per share on Nasdaq or any other national securities exchange for 20 of any 30 consecutive trading days during the seven years following the closing of the Business Combination.

The parties to the Finders Agreement, dated as of January 13, 2021, by and between the Sponsor and Neuberger Berman BD LLC (“Neuberger”), agreed to reduce by 300,000 the number of shares of Class A Stock that the Company would otherwise issue to Neuberger if the volume weighted average share price of the Class A Stock equals or exceeds $17.50 per share on Nasdaq or any other national securities exchange for 20 of any 30 consecutive trading days during the seven years following the closing of the Business Combination.

As a result of the foregoing, it is anticipated that, upon completion of the Business Combination: (i) the Company’s public stockholders will retain an ownership interest of approximately 9.8% in the post-Business Combination Company; (ii) the holders of Class F Stock of the Company, which consists of the Sponsor and three of the four independent directors of the Company (the “Initial Stockholders”), will own approximately 3.4% of the post-Business Combination Company; (iii) the purchasers of Class A Stock and redeemable warrants of the Company pursuant to the Forward Purchase Agreement, dated as of January 13, 2021 (the “Forward Purchase Agreement”), by and between the Company, Crescent Capital Group Holdings LP and any joined transferees thereto, will own approximately 2.6% of the post-Business Combination Company; (iv) the investors in Class A Stock pursuant to the Subscription Agreements, dated as of January 13, 2021 (the “PIPE Investment”), by and between the Company and each such investor, will own approximately 7.6% of the post-Business Combination Company; (v) the participants in the LiveVox bonus plans will own approximately 3.7% of the post-Business Combination Company; and (vi) the sole stockholder of LiveVox will own approximately 72.9% of the post-Business Combination Company. The ownership percentages with respect to the post-Business Combination Company (a) do not take into account redeemable warrants of the Company that will remain outstanding immediately following the Business Combination, but (b) do include (1) the Redemptions, (2) the issuance of Class A Stock pursuant to the Forward Purchase Agreement, (2) the issuance of Class A Stock pursuant to the PIPE Investment, (3) the issuance of Class A Stock pursuant to the LiveVox bonus plans, (4) the remaining shares of Class F Stock, all of which will be converted into shares of Class A Stock at the closing of the Business Combination on a one-for-one basis, after the cancelation of 2,925,000 of such shares by the Sponsor, and (5) the shares of Class A Stock that will be placed into escrow at the closing of the Business Combination by the sole stockholder of LiveVox and the Initial Stockholders, who will maintain voting power over such shares, and therefore such interests represent voting power (and not necessarily pecuniary interests or dispositive power).

The following table summarize the expected sources and uses for funding the Business Combination (all numbers in the table are in millions):

Sources & Uses

Sources		Uses
Estimated Parent Cash (1)	$98	Debt Repayment(3)	$5
Cash Proceeds of Forward Purchase Agreement	25	Cash to Balance Sheet	118
Cash Proceeds of PIPE Investment	75	LiveVox Rollover Shares(2)	666
LiveVox Rollover Shares(2)	666	Transaction Costs (4)	75

Total Sources	$864	Total Uses	$864

(1)	Reflects the Redemptions, reducing the amount of Company cash by $155.4 million.
(2)	Reflects the issuance of 66,637,086 shares of Class A Stock to the sole stockholder of LiveVox as the only consideration payable.
(3)	Reflects the full repayment of LiveVox’s current line of credit.
(4)	Reflects transaction fees and expenses, including payments under the LiveVox bonus plans and certain proceeds held in escrow.

The Company and LiveVox expect to consummate the Business Combination on June 18, 2021.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this report. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company or LiveVox, as the case may be, as of the date of this report, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this report constitute the Company’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this report are subject to a number of factors, risks and uncertainties, some of which are not currently known to the Company or LiveVox, that may cause the Company’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. The Company’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and the Company’s or LiveVox’s performance to differ materially is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the definitive proxy statement that the Company filed in connection with the Business Combination. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither the Company nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of June 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Acquisition Corp

Date: June 17, 2021	By:	/s/ George Hawley
	Name:	George Hawley
	Title:	General Counsel and Secretary